UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2007


                             AQUACELL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-16165                 33-0750453
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)


           10410 Trademark Street, Rancho Cucamonga, CA          91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)


                                  (909) 987-0456
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               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))


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ITEM 1.02.  Termination of a Material Definitive Agreement.

        (a) (1) On May 25, 2007 the Registrant terminated its Stock Purchase Agreement to acquire Sky Electronics, Inc. ("Sky"). There was no other material relationship between the registrant or its affiliates and Sky.

            (2)	The Stock Purchase Agreement provided for the acquisition of all the issued and outstanding stock of Sky in exchange for 8,000,000 common shares of registrant, 2,000,000 common stock purchase warrants and up to $2,500,000.

            (3) The Registrant's board of directors determined not to proceed with the acquisition in light of a potential adverse business prospect of Sky that arose in the last fiscal quarter.

            (4) The Registrant did not incur any termination penalty.


ITEM 2.01.  Completion of Acquisition of Assets.

        (a) On May 24, 2007, the Registrant completed the acquisition set forth in the Definitive Stock Purchase Agreement with GPM, Inc. ("GPM").

        (b) The assets consisted of all issued and outstanding securities of GPM, and accordingly, GPM became a wholly owned subsidiary of the Registrant.

        (c) The securities were acquired from William McComas, Bradford G. Corbett, Sr., Bradford G. Corbett, Jr., Roger Pruitt, Diane Giarraffa, Allen Parker, Keith Newman, John Maurais, Kevin Bath, and Mary Draper, none of whom have any material relationship with the Registrant.

        (d) Total consideration at closing paid for the assets consisted of 6,250,000 shares of Registrant's common stock.


ITEM 9.01.  Financial Statements and Exhibits.

        (a) (4) Financial Statements related to Item 2.01 will be timely filed by amendment after completion of the above described transaction.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL TECHNOLOGIES, INC.

Date: May 31, 2007                          By: /s/ Karen B. Laustsen
                                            ------------------------------------
                                                    Karen B. Laustsen
						    Secretary